                                                                    Exhibit 99.B

                   PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                      For the year ended December 31, 1999
                                  (In millions)

                           Progress                                                 Progress      Progress
                            Capital     Progress   Progress   Progress-              Tele-       Reinsurance
                           Holdings,     Energy    Holdings,   Centrus,   PIH,   communications    Company
                             Inc.     Corporation     Inc.       Inc.     Inc.    Corporation        Ltd.
                           ---------  -----------  ---------  ---------   ----   --------------  -----------
REVENUES:
  Electric utility          $ 0.0        $ 0.0      $ 0.0      $ 0.0     $ 0.0         $ 0.0         $ 0.0
  Diversified                63.4          0.9       (1.6)      (0.5)      0.0          15.5           0.0
                            -----         ----      -----      -----      ----         -----          ----
                             63.4          0.9       (1.6)      (0.5)      0.0          15.5           0.0
                            -----         ----      -----      -----      ----         -----          ----
EXPENSES:
  Electric utility:
    Fuel                      0.0          0.0        0.0        0.0       0.0           0.0           0.0
    Purchased power           0.0          0.0        0.0        0.0       0.0           0.0           0.0
    Energy
      conservation
      costs                   0.0          0.0        0.0        0.0       0.0           0.0           0.0
    Operation and
      maintenance             0.0          0.0        0.0        0.0       0.0           0.0           0.0
    Depreciation and
      amortization            0.0          0.0        0.0        0.0       0.0           0.0           0.0
    Taxes other than
      income taxes            0.0          0.0        0.0        0.0       0.0           0.0           0.0
                            -----         ----      -----      -----      ----         -----          ----
                              0.0          0.0        0.0        0.0       0.0           0.0           0.0
                            -----         ----      -----      -----      ----         -----          ----
   Diversified:
    Cost of sales             0.0          0.0        0.0        0.0       0.0          13.7           0.0
    Other                    13.7          0.9        0.0        0.0       0.0           0.0          (0.2)
                            -----         ----      -----      -----      ----         -----          ----
                             13.7          0.9        0.0        0.0       0.0          13.7          (0.2)
                            -----         ----      -----      -----      ----         -----          ----
INCOME FROM OPERATIONS       49.7          0.0       (1.6)      (0.5)      0.0           1.8           0.2
                            -----         ----      -----      -----      ----         -----          ----
INTEREST EXPENSE AND
  OTHER:
  Interest expense           64.2          0.3        0.0        0.0       0.0           0.3           0.0
  Allowance for funds
    used during
    construction              0.0          0.0        0.0        0.0       0.0           0.0           0.0
  Distributions on
    company obligated
    mandatorily
    redeemable preferred
    securities                0.0          0.0        0.0        0.0       0.0           0.0           0.0
  Other expense
    (income), net           (43.3)        (1.9)      (0.1)       0.0       0.0           0.0           0.0
                            -----         ----      -----      -----      ----         -----          ----
                             20.9         (1.6)      (0.1)       0.0       0.0           0.3           0.0
                            -----         ----      -----      -----      ----         -----          ----
 INCOME BEFORE INCOME
  TAXES                      28.8          1.6       (1.5)      (0.5)      0.0           1.5           0.2
  Income taxes              (30.0)         0.5       (0.5)      (0.2)      0.0           0.6           0.0
                            -----         ----      -----      -----      ----         -----          ----
NET INCOME                  $58.8         $1.1      ($1.0)     ($0.3)     $0.0         $ 0.9          $0.2
                            =====         ====      =====      =====      ====         =====          ====

                                                      Progress
                             Electric                 Capital
                              Fuels                   Holdings
                           Corporation  Elimination     Inc.
                           -----------  -----------   --------
REVENUES:
  Electric utility          $    0.0     $  0.0       $    0.0
  Diversified                1,463.6      (63.4)       1,477.9
                            --------     ------       --------
                             1,463.6      (63.4)       1,477.9
                            --------     ------       --------
EXPENSES:
  Electric utility:
    Fuel                         0.0        0.0            0.0
    Purchased power              0.0        0.0            0.0
    Energy
      conservation
      costs                      0.0        0.0            0.0
    Operation and
      maintenance                0.0        0.0            0.0
    Depreciation and
      amortization               0.0        0.0            0.0
    Taxes other than
      income taxes               0.0        0.0            0.0
                            --------     ------       --------
                                 0.0        0.0            0.0
                            --------     ------       --------
   Diversified:
    Cost of sales            1,321.4        0.0        1,335.1
    Other                       66.6        0.0           81.0
                            --------     ------       --------
                             1,388.0        0.0        1,416.1
                            --------     ------       --------
INCOME FROM OPERATIONS          75.6      (63.4)          61.8
                            --------     ------       --------
INTEREST EXPENSE AND
  OTHER:
  Interest expense              41.2      (41.4)          64.6
  Allowance for funds
    used during
    construction                 0.0        0.0            0.0
  Distributions on
    company obligated
    mandatorily
    redeemable preferred
    securities                   0.0        0.0            0.0
  Other expense
    (income), net               (7.3)      41.4          (11.2)
                            --------     ------       --------
                                33.9        0.0           53.4
                            --------     ------       --------
 INCOME BEFORE INCOME
  TAXES                         41.7      (63.4)           8.4
  Income taxes                 (20.8)       0.0          (50.4)
                            --------     ------       --------
NET INCOME                  $   62.5     ($63.4)      $   58.8
                            ========     ======       ========

                   PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                      For the year ended December 31, 1999
                                  (In millions)

                       Progress                                                 Progress      Progress
                        Capital     Progress   Progress   Progress-              Tele-       Reinsurance
                       Holdings,     Energy    Holdings,   Centrus,   PIH,   communications    Company
                         Inc.     Corporation     Inc.       Inc.     Inc.    Corporation        Ltd.
                       ---------  -----------  ---------  ---------   ----   --------------  -----------
ASSETS

PROPERTY, PLANT
  AND EQUIPMENT:
Electric utility
    plant in
    service
    and held
    for future
    use                $    0.0     $  0.0      $  0.0   $  0.0     $   0.0     $   0.0      $    0.0
  Less:
    Accumulated
      depreciation          0.0        0.0         0.0      0.0         0.0         0.0           0.0
    Accumulated
      decommissioning
      for nuclear
      plant                 0.0        0.0         0.0      0.0         0.0         0.0           0.0
    Accumulated
      dismantlement
      for fossil
      plants                0.0        0.0         0.0      0.0         0.0         0.0           0.0
                         ------       ----        ----     ----       -----       -----        ------
                            0.0        0.0         0.0      0.0         0.0         0.0           0.0
  Construction work
    in progress             0.0        0.0         0.0      0.0         0.0         0.0           0.0

  Nuclear fuel, net
    of amortization         0.0        0.0         0.0      0.0         0.0         0.0           0.0
                         ------       ----        ----     ----       -----       -----        ------
        Net electric
          utility plant     0.0        0.0         0.0      0.0         0.0         0.0           0.0

  Other property,
    net of
    depreciation            0.0        0.0         0.0      0.0         0.0        86.1           0.0
                         ------       ----        ----     ----       -----       -----        ------
                            0.0        0.0         0.0      0.0         0.0        86.1           0.0
                         ------       ----        ----     ----       -----       -----        ------
CURRENT ASSETS:
  Cash and
    equivalents             7.0        0.0         0.0      0.0         0.0         0.0           0.5
  Accounts
    receivable, net         0.0        0.0         0.0      0.0         0.0         0.5           0.0
  Intercompany
    receivables           439.2        0.0         1.3      0.0         0.0         1.0           0.0
  Inventories,
    primarily at
    average cost:
    Fuel                    0.0        0.0         0.0      0.0         0.0         0.0           0.0
    Utility materials
      and supplies          0.0        0.0         0.0      0.0         0.0         0.0           0.0
    Diversified
      materials             0.0        0.0         0.0      0.0         0.0         1.8           0.0
  Other                    10.9        0.6         0.0      0.0         0.0         0.0           0.0
                         ------       ----        ----     ----       -----       -----        ------
                          457.1        0.6         1.3      0.0         0.0         3.3           0.5
                         ------       ----        ----     ----       -----       -----        ------

                                                   Progress
                          Electric                 Capital
                           Fuels                   Holdings
                        Corporation  Elimination     Inc.
                        -----------  -----------   --------
ASSETS

PROPERTY, PLANT
  AND EQUIPMENT:
Electric utility
    plant in
    service
    and held
    for future
    use                 $    0.0     $    0.0    $    0.0
  Less:
    Accumulated
      depreciation           0.0          0.0         0.0
    Accumulated
      decommissioning
      for nuclear
      plant                  0.0          0.0         0.0
    Accumulated
      dismantlement
      for fossil
      plants                 0.0          0.0         0.0
                          ------       ------      ------
                             0.0          0.0         0.0
  Construction work
    in progress              0.0          0.0         0.0

  Nuclear fuel, net
    of amortization          0.0          0.0         0.0
                          ------       ------      ------
        Net electric
          utility plant      0.0          0.0         0.0

  Other property,
    net of
    depreciation          604.5          0.0       690.6
                         ------       ------      ------
                          604.5          0.0       690.6
                         ------       ------      ------
CURRENT ASSETS:
  Cash and
    equivalents             2.4          0.0         9.9
  Accounts
    receivable, net       212.3          0.0       212.8
  Intercompany
    receivables            24.7       (411.7)       54.5
  Inventories,
    primarily at
    average cost:
    Fuel                   33.4          0.0        33.4
    Utility materials
      and supplies          0.0          0.0         0.0
    Diversified
      materials           174.1          0.0       175.9
  Other                     1.1          0.0        12.6
                         ------       ------      ------
                          448.0       (411.7)      499.1
                         ------       ------      ------

                       Progress                                                 Progress      Progress
                        Capital     Progress   Progress   Progress-              Tele-       Reinsurance
                       Holdings,     Energy    Holdings,   Centrus,   PIH,   communications    Company
                         Inc.     Corporation     Inc.       Inc.     Inc.    Corporation        Ltd.
                       ---------  -----------  ---------  ---------   ----   --------------  -----------
OTHER ASSETS:
  Costs deferred
     pursuant to
     regulation:
     Deferred
       purchase
       power
       contract
       term costs          0.0         0.0        0.0        0.0       0.0           0.0           0.0
     Other                 0.0         0.0        0.0        0.0       0.0           0.0           0.0
  Investments in
    nuclear plant
    decommissioning
    fund                   0.0         0.0        0.0        0.0       0.0           0.0           0.0
  Goodwill                 0.0         0.0        0.0        0.0       0.0           0.0           0.0
  Investment in
    consolidated
    affiliates           392.1         0.0        0.0        0.0       0.0           0.0           0.0
  Advances to
    consolidated
    affiliates           315.0         0.0        0.0        0.0       0.0           0.0           0.0
  Joint ventures
    and
    partnerships          86.9        13.9        0.8        0.0      42.3           0.0           0.0
  Other                   28.0         0.0        0.0        0.0       0.0           1.6           0.0
                      --------        ----       ----       ----     -----         -----          ----
                         822.0        13.9        0.8        0.0      42.3           1.6           0.0
                      --------        ----       ----       ----     -----         -----          ----
                      $1,279.1        14.5       $2.1       $0.0     $42.3         $91.0          $0.5
                      ========        ====       ====       ====     =====         =====          ====

                                                   Progress
                          Electric                 Capital
                           Fuels                   Holdings
                        Corporation  Elimination     Inc.
                        -----------  -----------   --------
OTHER ASSETS:
  Costs deferred
     pursuant to
     regulation:
     Deferred
       purchase
       power
       contract
       term costs          0.0           0.0          0.0
     Other                 0.0           0.0          0.0
  Investments in
    nuclear plant
    decommissioning
    fund                   0.0           0.0          0.0
  Goodwill               171.1           0.0        171.1
  Investment in
    consolidated
    affiliates             0.0        (392.1)         0.0
  Advances to
    consolidated
    affiliates             0.0        (315.0)         0.0
  Joint ventures
    and
    partnerships           4.1         (86.8)        61.2
  Other                   91.4           0.0        121.0
                      --------     ---------     --------
                         266.6        (793.9)       353.3
                      --------     ---------     --------
                      $1,319.1     ($1,205.6)    $1,543.0
                      ========     =========     ========

                   PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                      For the year ended December 31, 1999
                                  (In millions)

                                  Progress                                                Progress        Progress
                                   Capital     Progress   Progress   Progress-              Tele-       Reinsurance
                                  Holdings,     Energy    Holdings,   Centrus,   PIH,   communications    Company
                                    Inc.     Corporation     Inc.       Inc.     Inc.    Corporation        Ltd.
                                  ---------  -----------  ---------  ---------   ----   --------------  -----------
CAPITAL AND
  LIABILITIES

COMMON STOCK
  EQUITY:
  Common stock                    $  244.4      $ 7.4      $ 5.4       $0.0      $42.3       $41.1         $ 3.8
  Retained earnings                 (105.3)      (3.4)      (2.9)       0.0        0.0         0.6          (4.1)
  Other comprehensive
    income                            (0.4)       0.0        0.0        0.0        0.0         0.0           0.0
                                  --------      -----      -----       ----      -----       -----         -----
                                     138.7        4.0        2.5        0.0       42.3        41.7          (0.3)
PREFERRED
  SECURITIES:
    Cumulative preferred
    stock of Florida Power
    without sinking funds              0.0        0.0        0.0        0.0        0.0         0.0           0.0
    Florida Progress-obligated
    mandatorily redeemable
    preferred securities
    of FPC Capital 1 holding
    solely Florida Progress
    guaranteed notes                   0.0        0.0        0.0        0.0        0.0         0.0           0.0

LONG-TERM DEBT
    Outside                          657.5        0.0        0.0        0.0        0.0         0.0           0.0
    Consolidated affiliates          300.0        0.0        0.0        0.0        0.0         0.0           0.0
                                   -------    -------    -------    -------    -------       -----         -----
TOTAL CAPITAL                      1,096.2        4.0        2.5        0.0       42.3        41.7          (0.3)
                                   -------    -------    -------    -------    -------       -----         -----
CURRENT LIABILITIES:
  Accounts payable                     0.0        0.0        0.0        0.0        0.0        19.4           0.0
  Intercompany payables                4.4        5.3        0.0        0.0        0.0        26.9           0.0
  Customers' deposits                  0.0        0.0        0.0        0.0        0.0         0.0           0.0
  Taxes payable                        0.0        0.0        0.0        0.0        0.0         0.2           0.0
  Accrued interest                    12.3        0.0        0.0        0.0        0.0         0.0           0.0
  Other                                0.3        0.0       (0.1)       0.0        0.0         1.6           0.0
                                   -------    -------    -------    -------    -------       -----         -----
                                      17.0        5.3       (0.1)       0.0        0.0        48.1           0.0
  Notes payable                        0.0        0.0        0.0        0.0        0.0         0.0           0.0
  Current portion of
     long-term debt                   70.0        0.0        0.0        0.0        0.0         0.0           0.0
                                   -------    -------    -------    -------    -------       -----         -----
                                      87.0        5.3       (0.1)       0.0        0.0        48.1           0.0
                                   -------    -------    -------    -------    -------       -----         -----
DEFERRED CREDITS AND
  OTHER LIABILITIES:
  Deferred income taxes               (2.6)      (1.6)      (0.3)       0.0        0.0         0.4           0.0
  Unamortized investment
    tax credits                        0.0        0.0        0.0        0.0        0.0         0.0           0.0
  Other postretirement
    benefit costs                      0.0        0.1        0.0        0.0        0.0         0.0           0.0
  Other                               98.5        6.7        0.0        0.0        0.0         0.8           0.8
                                   -------    -------    -------    -------    -------       -----         -----
                                      95.9        5.2       (0.3)       0.0        0.0         1.2           0.8
                                   -------    -------    -------    -------    -------       -----         -----
                                  $1,279.1      $14.5       $2.1       $0.0      $42.3       $91.0         $ 0.5
                                   =======    =======    =======    =======    =======       =====         =====

                                                                                                 Progress
                                                         Electric                                Capital
                                                           Fuels                                 Holdings
                                                        Corporation         Elimination            Inc.
                                                        -----------         -----------        -----------
CAPITAL AND
  LIABILITIES

COMMON STOCK EQUITY:
  Common stock                                           $    111.8         ($   211.8)        $    244.4
  Retained earnings                                           190.4             (180.6)            (105.3)
  Other comprehensive income                                   (0.4)               0.4               (0.4)

                                                              301.8             (392.0)             138.7
PREFERRED SECURITIES:
    Cumulative preferred stock of Florida Power
       without sinking funds                                    0.0                0.0                0.0
    Florida Progress-obligated mandatorily
       redeemable preferred securities
       of FPC Capital 1 holding solely
       Florida Progress guaranteed notes                        0.0                0.0                0.0

LONG-TERM DEBT
    Outside                                                    17.8                0.0              675.3
    Consolidated affiliates                                   445.0             (445.0)             300.0
                                                         ----------         ----------         ----------
TOTAL CAPITAL                                                 764.6             (837.0)           1,114.0
                                                         ----------         ----------         ----------
CURRENT LIABILITIES:
  Accounts payable                                            129.1                0.0              148.5
  Intercompany payables                                       253.2             (281.8)               8.0
  Customers' deposits                                           0.0                0.0                0.0
  Taxes payable                                                 4.3               (0.1)               4.4
  Accrued interest                                              0.7                0.0               13.0
  Other                                                        28.3                0.2               30.3
                                                         ----------         ----------         ----------
                                                              415.6             (281.7)             204.2
  Notes payable                                                 0.0                0.0                0.0
  Current portion of long-term debt                            16.4                0.0               86.4
                                                         ----------         ----------         ----------
                                                              432.0             (281.7)             290.6
                                                         ----------         ----------         ----------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                                        67.4                0.0               63.3
  Unamortized investment tax credits                            0.6               (0.1)               0.5
  Other postretirement benefit costs                            2.0                0.0                2.1
  Other                                                        52.5              (86.8)              72.5
                                                         ----------         ----------         ----------
                                                              122.5              (86.9)             138.4
                                                         ----------         ----------         ----------
                                                         $  1,319.1         ($ 1,205.6)        $  1,543.0
                                                         ==========         ==========         ==========

                   PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                      For the year ended December 31, 1999
                                  (In millions)

                           Progress                                                 Progress      Progress
                            Capital     Progress   Progress   Progress-              Tele-       Reinsurance
                           Holdings,     Energy    Holdings,   Centrus,   PIH,   communications    Company
                             Inc.     Corporation     Inc.       Inc.     Inc.    Corporation        Ltd.
                           ---------  -----------  ---------  ---------   ----   --------------  -----------
BALANCE AT BEGINNING
  OF YEAR                  ($150.8)      ($4.4)      ($1.9)     ($0.6)    ($0.4)     ($0.3)         ($4.4)

  Net Income (loss)           58.8         1.1        (1.0)      (0.3)      0.0        0.9            0.2

  Dividends to parent        (13.3)       (0.1)        0.0        0.9       0.4        0.0            0.1

                           -------       -----       -----      -----     -----      -----          -----
BALANCE AT END OF YEAR     ($105.3)      ($3.4)      ($2.9)     $ 0.0     $ 0.0      $ 0.6          ($4.1)
                           =======       =====       =====      =====     =====      =====          =====

                                                     Progress
                          Electric                    Capital
                            Fuels                    Holdings
                         Corporation  Elimination     Inc.
                         -----------  -----------  -----------
BALANCE AT BEGINNING
  OF YEAR                  $ 142.9      ($130.9)     ($150.8)

  Net Income (loss)           62.5       ($63.4)        58.8

  Dividends to parent        (15.0)        13.7        (13.3)

                           -------      -------      -------
BALANCE AT END OF YEAR     $ 190.4      ($180.6)     ($105.3)
                           =======      =======      =======